UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2005

Tvia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30539	94-3175152

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Burton Drive, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 408/982-8588

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this current report is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  The information in this current report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On May 17, 2005, Tvia, Inc. issued a press release announcing its financial results for the quarter and year ended March 31, 2005.  A copy of the earnings release is furnished herewith as Exhibit 99.1.

Item 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1     Press Release dated May 17, 2005 announcing results for fourth quarter and year ended March 31, 2005

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVIA, INC.

Date: May 17, 2005	By:	/s/ DIANE BJORKSTROM

Diane Bjorkstrom
Chief Financial Officer
(Principal Financial Officer and Duly
Authorized Signatory)